SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report: (Date of Earliest Event Reported): May 10, 2002 (May 8, 2002)





                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

         Maryland                       1-10360                  52-1622022
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)







                                                11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)


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Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

         On May 8, 2002, the Board of Directors of CRIIMI MAE Inc. (the "Company"), upon recommendation of its Audit Committee, determined on behalf of itself and its subsidiaries, to dismiss its independent auditors, Arthur Andersen LLP ("Arthur Andersen"). The dismissal of Arthur Andersen will become effective upon completion of its audit of the December 31, 2001 financial statements of the CRIIMI MAE Management Inc. Retirement Plan and the related filing of the Annual Report on Form 11-K with the Securities and Exchange Commission ("SEC"). This is expected to be completed no later than May 14, 2002. Arthur Andersen has served as the Company's independent accountants since 1991. A new independent public accounting firm is expected to be engaged by the Company during the second quarter of 2002.

         Except as noted below, Arthur Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. Arthur Andersen's report on the Company's consolidated financial statements for the year ended December 31, 2000 contained a qualified opinion about the Company's ability to continue as a going concern because of the Company's voluntary filing for relief under Chapter 11 of the Bankruptcy Code on October 5, 1998. The Company emerged from bankruptcy on April 17, 2001 and Arthur Andersen's subsequent report on the Company's consolidated financial statements for the year ended December 31, 2001 did not contain such qualifying opinion. Also note that Arthur Andersen's report on the Company's consolidated financial statements for the year ended December 31, 2001 referenced a change in
(1) the Company's method of accounting for derivatives and (2) the method of accounting related to the recognition of special servicing fee revenue of CRIIMI MAE Services Limited Partnership, a wholly owned subsidiary of the Company.

         During the years ended December 31, 2001 and 2000 and through the date of this report, there were: (i) no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statements disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter dated May 10, 2002, stating its agreement with such statements.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

(c)      Exhibits.  The following exhibits are filed with this report:

Exhibit 16 - Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 10, 2002.

Exhibit 99 - Press Release dated May 9, 2002.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                              CRIIMI MAE Inc.




Dated: May 10, 2002                    /s/ William B. Dockser
                                       ----------------------
                                       William B. Dockser, Chairman of the Board

                                  EXHIBIT INDEX

Exhibit
No.                               Description
--------------------------------------------------------------------------------

*16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 10, 2002.

*99.1 Press Release dated May 9, 2002.


----------------
*Filed herewith.